GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS	Goodwill and Other Intangible Assets
Goodwill. Assets and liabilities acquired in a business combination are recorded at their estimated fair values as of the acquisition date. The excess of the purchase price of the acquisition over the fair value of net assets acquired is recorded as goodwill.

Changes in the carrying amount of goodwill for the years ended December 31, 2020, 2019 and 2018 are shown below.

(Dollars in thousands)	2020	2019	2018
Balance at beginning of year	$937,771	$880,251	$204,084
Goodwill resulting from business combinations	0	57,520	676,167
Balance at end of year	$937,771	$937,771	$880,251

During 2019, First Financial recorded $58.0 million of additions to goodwill resulting from the Bannockburn acquisition. During 2018, First Financial recorded additions to goodwill of $676.2 million resulting from the merger with MSFG, and First Financial recorded its final adjustments to goodwill related to the MSFG merger in the first quarter of 2019. For further detail on the merger with MSFG or the acquisition of Bannockburn, see Note 23 - Business Combinations.

Goodwill is evaluated for impairment on an annual basis as of October 1 of each year, or whenever events or changes in circumstances indicate that the fair value of a reporting unit may be below its carrying value. First Financial engaged a third party to perform a quantitative analysis of its goodwill to determine whether any impairment existed as of October 1, 2020 for its annual impairment test. This quantitative analysis was performed due to the on-going economic market disruption, the movement of the Company’s stock price in relation to other bank indexes and the length of time that the market value of the reporting unit had been below its book value. This analysis indicated that no impairment existed as of the issue date. Our quantitative impairment analysis utilized the discounted cash flow model for the income approach and the market multiple methodology and comparable transaction methodology as the market approach. These valuation methodologies utilize key assumptions that include forecasts of revenues and expenses derived from internal management projections for a period of five years, changes in working capital estimates, company specific discount rate derived from a rate build up approach, externally sourced bank peer group market multiples and externally sourced bank peer group change in control premium, all of which are highly subjective and require significant management judgment. Changes in these key assumptions could materially affect our estimate of the reporting unit fair value and could affect our conclusion regarding the existence of potential impairment.

Additionally, in response to the COVID-19 pandemic and the related deterioration in general economic conditions, First Financial performed an interim qualitative impairment test as of the end of each quarter in 2020, including the quarter ended December 31, 2020. Likewise, the results of this interim qualitative tests performed did not indicate that the Company's goodwill was impaired. First Financial will continue to monitor the status of its goodwill and intangible assets for signs of further deterioration and potential impairment.

Other intangible assets. Other intangible assets consist primarily of core deposit, customer list and other miscellaneous intangibles.

Core deposit intangibles represent the estimated fair value of acquired customer deposit relationships on the date of acquisition and are amortized on an accelerated basis over their estimated useful lives. First Financial's core deposit intangibles have an estimated weighted average remaining life of 7.1 years.

First Financial recorded a $39.4 million customer list intangible asset in conjunction with the Bannockburn merger to account for the obligation or advantage on the part of either the Company or the customer to continue the pre-existing relationship subsequent to the merger. The customer list intangible asset is being amortized on a straight-line basis over its estimated useful life of 11 years.

Other miscellaneous intangibles include purchase commissions, non-compete agreements and trade name intangibles. Other intangible assets are included in Other intangibles in the Consolidated Balance Sheets.
The gross carrying amount and accumulated amortization of other intangible assets at December 31, 2020 and December 31, 2019 were as follows:

(Dollars in thousands)	December 31, 2020		December 31, 2019
Amortized intangible assets
Core deposit intangibles	$51,031	$(27,524)	$51,031	$(21,149)
Customer list	39,420	(4,778)	39,420	(1,195)
Other	10,113	(3,710)	10,093	(1,999)
Total	$100,564	$(36,012)	$100,544	$(24,343)

Amortization expense recognized on intangible assets for 2020, 2019 and 2018 was $11.1 million, $9.7 million and $7.4 million, respectively. The estimated amortization expense of intangible assets for the next five years is as follows:

(Dollars in thousands)	Intangible amortization
2021	$10,249
2022	7,708
2023	6,729
2024	6,660
2025	6,611